UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 12, 2013

PAN AMERICAN GOLDFIELDS LTD.

(Exact name of Registrant as specified in its charter)

Delaware	000-23561	84-1431797
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 – 570 Granville Street

Vancouver, BC, V6C 3P1

(Address of principal executive offices) (Zip Code)

(604) 681-1163

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On June 12, 2013, Pan American Goldfields LTD. (the “Company”) issued a press release announcing the results of a Preliminary Economic Assessment (“PEA”) on its 80% owned Cieneguita gold-silver project located in Chihuahua State, Mexico.

A copy of the press release is filed herewith as Exhibit 99.1, and is incorporated herein by reference.

Additional Information:

Pan American Goldfields Ltd., its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Pan American stockholders in connection with the matters to be considered at Pan American’s 2013 Annual Meeting of Stockholders. Pan American has filed a definitive proxy statement and form of WHITE proxy card with the U.S. Securities and Exchange Commission in connection with the 2013 Annual Meeting of Stockholders. PAN AMERICAN STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT AND THE WHITE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials filed with the SEC. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Pan American with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge by writing to Pan American Goldfields Ltd., 570 Granville Street, Suite 1200, Vancouver, BC V6C 3P1, by calling Pan American’s proxy solicitor, MacKenzie Partners, toll-free at (800) 322-2885 or by email at proxy@mackenziepartners.com.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
99.1	Press Release, issued June 12, 2013.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAN AMERICAN GOLDFIELDS LTD.

Date: June 12, 2013	By:	/s/ Salil Dhaumya
Salil Dhaumya
Chief Financial Officer

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